Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Our tax provision includes federal, state and foreign income taxes payable. The domestic and foreign components of income before income taxes were as follows:

	Year Ended December 31,
	2016	2015	2014
	(in millions)
U.S. income before tax	$934	$262	$181
Foreign income (loss) before tax	(378)	271	152
Income before income taxes	$556	$533	$333

The components of our provision (benefit) for income taxes were as follows:

	Year Ended December 31,
	2016	2015	2014
	(in millions)
Current:
Federal	$441	$164	$118
State	143	51	41
Foreign	70	64	86
Total current	654	279	245
Deferred:
Federal	(116)	(606)	(74)
State	50	(86)	(17)
Foreign	(24)	65	—
Total deferred	(90)	(627)	(91)
Total provision (benefit) for income taxes	$564	$(348)	$154

Reconciliations of our tax provision at the U.S. statutory rate to the provision (benefit) for income taxes were as follows:

	Year Ended December 31,
	2016	2015	2014
	(in millions)
Statutory U.S. federal income tax provision	$194	$187	$116
State income taxes, net of U.S. federal tax benefit	23	17	7
Foreign income tax expense	119	108	52
U.S. benefit of foreign taxes	(71)	(106)	(46)
Foreign losses not subject to U.S. tax	—	—	(7)
Nontaxable liquidation of subsidiaries	—	(628)	—
Corporate restructuring	482	—	—
Change in deferred tax asset valuation allowance	(65)	14	8
Change in basis difference in foreign subsidiaries	27	11	13
Provision (benefit) for uncertain tax positions	(139)	18	5
Non-deductible share-based compensation	—	23	11
Non-deductible goodwill	—	13	—
Other, net	(6)	(5)	(5)
Provision (benefit) for income taxes	$564	$(348)	$154

During the year ending December 31, 2016, we effected two corporate structuring transactions that included (i) the organization of Hilton’s assets and subsidiaries in preparation for the spin-offs, and (ii) a restructuring of Hilton’s international assets and subsidiaries (the “international restructuring”). The international restructuring involved a transfer of certain assets, including intellectual property used in the international business, from U.S. subsidiaries to foreign subsidiaries and became effective in December 2016. The transfer of the intellectual property resulted in the recognition of tax expense representing the estimated U.S. tax expected to be paid in future years on income generated from the intellectual property transferred to foreign subsidiaries. Further, our deferred effective tax rate is determined based upon the composition of applicable federal and state tax rates. Due to the changes in the footprint of the Company and the expected applicable tax rates at which our domestic deferred tax assets and liabilities will reverse in future periods as a result of the described restructuring activities, our estimated deferred effective tax rate has increased for the year ended December 31, 2016. In total these structuring transactions, which became effective in December 2016, resulted in additional income tax expense of $482 million in the period.

After the 2016 international restructuring, based on our consideration of all available positive and negative evidence, we determined that it was more likely than not we would be able to realize the benefit of various foreign deferred tax assets. Accordingly, as of December 31, 2016, we released valuation allowances of $26 million against our foreign deferred tax assets.

During the year ended December 31, 2015, certain of our U.S. subsidiary corporations were converted to limited liability companies and certain of our subsidiary controlled foreign corporations elected to be disregarded for U.S. federal income tax purposes. These transactions were treated as tax-free liquidations for federal tax purposes. As a result of these liquidation transactions, $512 million of deferred tax liabilities were derecognized. In addition, we recognized $116 million of previously unrecognized deferred tax assets associated with assets and liabilities distributed from the liquidated controlled foreign corporations, resulting in a total deferred tax benefit of $628 million. These previously unrecognized deferred tax assets were a component of our investment in foreign subsidiaries deferred tax balances that were connected to the liquidated controlled foreign corporations. Prior to these liquidations, we did not believe that the benefit of these deferred tax assets would be realized within the foreseeable future; therefore, we did not recognize these deferred tax assets.

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities plus carryforward items. The tax effects of the temporary differences and carryforwards that give rise to our net deferred tax asset (liability) were as follows:

	December 31,
	2016	2015
	(in millions)
Deferred Tax Assets:
Net operating loss carryforwards	$394	$440
Compensation	214	243
Other reserves	15	39
Capital lease obligations	84	90
Insurance reserves	36	50
Program surplus	84	79
Property and equipment	26	172
Investments	12	72
Other	66	84
Total gross deferred tax assets	931	1,269
Less: valuation allowance	(507)	(484)
Deferred tax assets	424	785
Deferred Tax Liabilities:
Brands	(1,626)	(1,867)
Amortizable intangible assets	(305)	(488)
Investment in foreign subsidiaries	(39)	(35)
Deferred income	(150)	(211)
Deferred tax liabilities	(2,120)	(2,601)
Net deferred taxes	$(1,696)	$(1,816)

As of December 31, 2016, we had foreign net operating loss carryforwards of $1.5 billion, which resulted in deferred tax assets of $394 million for foreign jurisdictions. Approximately $7 million of our deferred tax assets as of December 31, 2016 related to net operating loss carryforwards that will expire between 2017 and 2036 with less than $1 million of that amount expiring in 2017. Approximately $387 million of our deferred tax assets as of December 31, 2016 resulted from net operating loss carryforwards that are not subject to expiration. We believe that it is more likely than not that the benefit from certain foreign net operating loss carryforwards will not be realized. In recognition of this assessment, we provided a valuation allowance of $385 million as of December 31, 2016 on the deferred tax assets relating to these foreign net operating loss carryforwards. Our total valuation allowance relating to these net operating loss carryforwards and other deferred tax assets increased $23 million during the year ended December 31, 2016.

We classify reserves for tax uncertainties within current income taxes payable and other long-term liabilities in our consolidated balance sheets. Reconciliations of the beginning and ending amount of unrecognized tax benefits were as follows:

	Year Ended December 31,
	2016	2015	2014
	(in millions)
Balance at beginning of year	$315	$296	$323
Additions for tax positions related to the prior year	77	25	32
Additions for tax positions related to the current year	9	8	10
Reductions for tax positions for prior years	(204)	(4)	(63)
Settlements	(21)	(4)	(1)
Lapse of statute of limitations	(2)	(2)	(2)
Currency translation adjustment	—	(4)	(3)
Balance at end of year	$174	$315	$296

The changes to our unrecognized tax benefits during the years ended December 31, 2016 and 2015 were primarily the result of items identified, resolved and settled as part of our ongoing U.S. federal audit. We recognize interest and penalties accrued related to uncertain tax positions in income tax expense. As of December 31, 2016 and 2015, we had accrued approximately $30 million and $26 million, respectively, for the payment of interest and penalties. We accrued approximately $4 million, $5 million and $8 million during the years ended December 31, 2016, 2015 and 2014, respectively. Included in the balance of uncertain tax positions as of December 31, 2016 and 2015 were $176 million and $299 million, respectively, associated with positions that if favorably resolved would provide a benefit to our effective tax rate. As a result of the expected resolution of examination issues with federal, state, and foreign tax authorities, we believe it is reasonably possible that during the next 12 months the amount of unrecognized tax benefits will decrease up to $8 million.

We file income tax returns, including returns for our subsidiaries, with federal, state and foreign jurisdictions. We are under regular and recurring audit by the Internal Revenue Service ("IRS") on open tax positions. The timing of the resolution of tax audits is highly uncertain, as are the amounts, if any, that may ultimately be paid upon such resolution. Changes may result from the conclusion of ongoing audits, appeals or litigation in state, local, federal and foreign tax jurisdictions or from the resolution of various proceedings between the U.S. and foreign tax authorities. We are no longer subject to U.S. federal income tax examination for years through 2004. As of December 31, 2016, we remain subject to federal examinations from 2005-2015, state examinations from 2003-2015 and foreign examinations of our income tax returns for the years 1996 through 2015.

In April 2014, we received 30-day Letters from the IRS and the Revenue Agents Report ("RAR") for the 2006 and October 2007 tax years. We disagreed with several of the proposed adjustments in the RAR, filed a formal appeals protest with the IRS and did not make any tax payments related to this audit. The issues being protested in appeals relate to assertions by the IRS that: (1) certain foreign currency-denominated intercompany loans from our foreign subsidiaries to certain U.S. subsidiaries should be recharacterized as equity for U.S. federal income tax purposes and constitute deemed dividends from such foreign subsidiaries to our U.S. subsidiaries; (2) in calculating the amount of U.S. taxable income resulting from our Hilton Honors guest loyalty program, we should not reduce gross income by the estimated costs of future redemptions, but rather such costs would be deductible at the time the points are redeemed; and (3) certain foreign-currency denominated loans issued by one of our Luxembourg subsidiaries whose functional currency is USD, should instead be treated as issued by one of our Belgian subsidiaries whose functional currency is the euro, and thus foreign currency gains and losses with respect to such loans should have been measured in euros, instead of USD. Additionally, in January 2016, we received a 30-day Letter from the IRS and the RAR for the December 2007 through 2010 tax years. The RAR includes the proposed adjustments for tax years December 2007 through 2010, which reflect the carryover effect of the three protested issues from 2006 through October 2007. These proposed adjustments will also be protested in appeals, and formal appeals protests have been submitted. In total, the proposed adjustments sought by the IRS would result in additional U.S. federal tax owed of approximately $874 million, excluding interest and penalties and potential state income taxes. The portion of this amount related to our Hilton Honors guest loyalty program would result in a decrease to our future tax liability when the points are redeemed. We disagree with the IRS's position on each of these assertions and intend to vigorously contest them. However, as a result of recent developments related to the appeals process discussion that have taken place in 2016, we have determined based on on-going discussions with the IRS, it is more likely than not that we will not recognize the full benefit related to certain of the issues being appealed. Accordingly, as of December 31, 2016, we have recorded a $44 million unrecognized tax benefit.

State income tax returns are generally subject to examination for a period of three to five years after filing the respective return; however, the state effect of any federal tax return changes remains subject to examination by various states for a period generally of up to one year after formal notification to the states. The statute of limitations for the foreign jurisdictions generally ranges from three to ten years after filing the respective tax return.